January 1, 2023 (as supplemented October 23, 2023)

American Century Investments
Prospectus

	Ticker:	Exchange:
American Century® Focused Dynamic Growth ETF	FDG	NYSE Arca, Inc.

This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
•The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
•These additional risks may be even greater in bad or uncertain market conditions.
•The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.
For additional information regarding the unique attributes and risks of the ETF, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Issues Risk and AP Concentration Risk in the Principal Risks section and The Proxy Portfolio section of the prospectus and the Statement of Additional Information.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	5
Portfolio Management	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
Objectives, Strategies and Risks	7
Management	11
Investing in the Fund	13
Share Price and Distributions	15
Taxes	17
Additional Information	19
Financial Highlights	20

©2023 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$46	$145	$252	$567
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
The portfolio managers look for liquid stocks of early and rapid stage growth companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their fundamental analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The fund will invest primarily in securities of large cap companies, but may invest in companies of any market capitalization. The fund normally invests in a relatively limited number of companies, generally 30 to 45 securities, but may incorporate more securities to account for liquidity constraints.
The fund will invest principally in U.S. exchange-listed common stocks and American Depositary Receipts (ADRs). The fund uses ADRs to obtain exposure to foreign securities. ADRs are issued by a U.S. financial institution (depositary) and evidence ownership in a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. The fund may only invest in exchange-traded ADRs that are registered with the Securities and Exchange Commission and trade on a U.S. exchange contemporaneously with the fund’s shares.
The portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding stocks of companies that meet their investment criteria and selling the stocks of companies that do not. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund. Under normal market conditions, the portfolio managers seek securities of companies whose earnings or revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates are expected to accelerate relative to factors including recent trends, market expectations, peers and historical data. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark, the Russell 1000 Growth Index. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria. The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
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The fund is an actively managed, nontransparent exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. In lieu of publishing its portfolio contents (Actual Portfolio) daily, the fund publishes a proxy portfolio (Proxy Portfolio) each day and on its website. There is no minimum overlap required between the Actual Portfolio and the Proxy Portfolio.
Principal Risks
•Proxy Portfolio Risk — The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.
◦The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the fund’s factor model analysis creating a proxy portfolio that performs in a manner substantially identical to the performance of the fund’s actual portfolio. While the Proxy Portfolio may include some of the fund’s holdings, it is not the fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the fund may cost investors more to trade than shares of a traditional ETF.
◦Each day the fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio (Proxy Overlap) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (Tracking Error). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
◦The fund’s Board of Trustees monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
◦Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.
•Premium/Discount Risk — Publication of the Proxy Portfolio is not the same level of transparency as the publication of the full portfolio by a fully transparent active ETF. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying net asset value (NAV) per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. This means the price paid to buy shares on an exchange may not match the value of the fund’s portfolio. The same is true when shares are sold.
•Trading Issues Risk — If securities representing 10% or more of the fund’s Actual Portfolio do not have readily available market quotations, the fund will promptly request that the Exchange halt trading in the fund’s shares. Trading halts may have a greater impact on this fund compared to other ETFs due to the fund’s nontransparent structure. If the trading of a security held in the fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the fund, the Advisor promptly will disclose on the fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. The fact that the fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.
•Growth Stocks Risk — Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•Focused Portfolio Risk — Investing in a limited number of companies carries more risk because changes in the value of a single company may have a more significant effect, either negative or positive on the fund’s value.
•Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
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•ESG Integration Risk — When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
•Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk — A pandemic, caused by the infectious respiratory illness COVID-19, has caused market disruption and other economic impacts. Markets have experienced volatility, reduced liquidity, and increased trading costs. The pandemic may continue to impact the fund and its underlying investments and could cause increased premiums or discounts to the fund’s NAV.
•Depositary Receipts Risk — Investment in depositary receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.
•Market Trading Risk — The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. Premiums and discounts may be larger for this fund than other ETFs because of its unique structure and lack of transparency. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
For at least the first three years after launch of the fund, the Board of Trustees (board) will promptly meet if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the market closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 1.00% or the bid/ask spread exceeds 1.00%. In such a circumstance, the board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the fund on a different exchange, changing the size of Creation Units, changing the fund’s investment objective or strategy, and liquidating the fund.
•Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term. The fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.
•Large-Cap Stock Risk — Larger companies are sometimes unable to attain the high growth rates of smaller companies, especially during extended periods of economic expansion.
•High Portfolio Turnover Risk — The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
•Large Shareholder Risk — Certain shareholders, including other funds advised by the adviser, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the adviser or an affiliate of the adviser, an Authorized Participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment or that the size of the fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Listing Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancenturyetfs.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (2Q 2021): 9.80% Lowest Performance Quarter (1Q 2021): -1.38%
As of September 30, 2022, the most recent calendar quarter end, the fund’s year-to-date return was -34.98%.

Average Annual Total Returns For the calendar year ended December 31, 2021	1 year	Since Inception	Inception Date
American Century Focused Dynamic Growth ETF Shares
Return Before Taxes	8.68%	49.34%	03/31/2020
Return After Taxes on Distributions	8.68%	49.33%	03/31/2020
Return After Taxes on Distributions and Sale of Fund Shares	5.14%	38.82%	03/31/2020
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	50.89%	03/31/2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Keith Lee, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Michael Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020.
Henry He, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020.
Rene P. Casis, Vice President and ETF Portfolio Manager, has been a member of the team that manages the fund since 2020.
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Purchase and Sale of Fund Shares
The fund is a nontransparent active ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancenturyetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks long-term capital growth.
The fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Trustees without approval by shareholders upon 30 days’ notice.
What are the fund’s principal investment strategies?
The portfolio managers look for liquid stocks of early and rapid stage growth companies they believe will increase in value over time. The portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make investment decisions based primarily on fundamental analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The fund will invest primarily in securities of large cap companies, but may invest in companies of any market capitalization. The fund normally invests in a relatively limited number of companies, generally 30 to 45 securities, but may incorporate more securities to account for liquidity constraints.
The fund will invest principally in U.S. exchange-listed common stocks and American Depositary Receipts (ADRs). The fund uses ADRs to obtain exposure to foreign securities. ADRs are issued by a U.S. financial institution (depositary) and evidence ownership in a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. The fund may only invest in exchange-traded ADRs that are registered with the Securities and Exchange Commission and trade on a U.S. exchange contemporaneously with the fund’s shares.
Using a variety of analytical research tools coupled with fundamental research, including interacting with management teams of securities under consideration, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues, and cash flows and assess sustainability of these trends. Under normal market conditions, the portfolio managers seek securities of companies whose earnings and revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates are expected to accelerate relative to factors including recent trends, market expectations, peers, and historical data. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
The fund is an actively managed, nontransparent exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. In lieu of publishing its full portfolio contents (Actual Portfolio) daily, the fund publishes a proxy portfolio (Proxy Portfolio). There is no minimum overlap required between the Actual Portfolio and the Proxy Portfolio. For more information, see The Proxy Portfolio section below. A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
•Proxy Portfolio Risk — The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.
◦The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the fund’s factor model analysis creating a proxy portfolio that performs in a manner substantially identical to the performance of the fund’s actual portfolio. While the Proxy Portfolio may include some of the fund’s holdings, it is not the fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs
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using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the fund may cost investors more to trade than shares of a traditional ETF.
◦Each day the fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio (Proxy Overlap) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (Tracking Error). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
◦The fund’s Board of Trustees monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
◦Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.
•Premium/Discount Risk — Publication of the Proxy Portfolio is not the same level of transparency as the publication of the full portfolio by a fully transparent active ETF. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying net asset value (NAV) per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. This means the price paid to buy shares on an exchange may not match the value of the fund’s portfolio. The same is true when shares are sold.
•Trading Issues Risk — If securities representing 10% or more of the fund’s Actual Portfolio do not have readily available market quotations, the fund will promptly request that the Exchange halt trading in the fund’s shares. Trading halts may have a greater impact on this fund compared to other ETFs due to the fund’s nontransparent structure. If the trading of a security held in the fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the fund, the Advisor promptly will disclose on the fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral. The fact that the fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.
•Growth Stocks Risk — Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the portfolio managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks may even be greater for early and rapid growth stage companies.
•Focused Portfolio Risk — Investing in a limited number of companies carries more risk because changes in the value of a single company may have a more significant effect, either negative or positive on the fund’s value.
•Style Risk — Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the growth style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•ESG Integration Risk — When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
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•Market Risk — The value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. A drop in the stock market may depress the price of most or all of the common stocks that the fund holds. Additionally, investor sentiment toward particular industries may become negative. The value of an issuer’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other issuers in the same region, industry or sector of the market. An issuer’s common stock also may decline significantly in price over a short period of time due to factors specific to that issuer, including decisions made by its management or lower demand for its products or services. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk — A pandemic, caused by the infectious respiratory illness COVID-19, has caused travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain interruptions, lower consumer demand, layoffs, credit downgrades, and defaults among other economic impacts. Certain markets experienced temporary closures, extreme volatility, losses, reduced liquidity and increased trading costs. The pandemic may continue to impact the fund and its underlying investments and could cause increased premiums or discounts to the fund’s NAV.
•Depositary Receipts Risk — Investment in depositary receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.
•Market Trading Risk — Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the fund’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund’s portfolio securities and the fund’s market price. This reduced effectiveness could result in fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads.
Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders. In addition to the trading halts discussed above in the Trading Issues Risk, secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons, and may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged. In addition, during a “flash crash,” the market prices of the fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell fund shares at these temporarily low market prices.
Shares of the fund may trade at prices other than NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. While the creation/redemption feature is designed to make it likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, market prices are not expected to correlate exactly with the fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the fund that differ significantly from its NAV. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity. During times of market stress, spreads may widen causing investors to pay more.
•Price Volatility Risk — The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.
•Large-Cap Stock Risk — Larger companies are sometimes unable to attain the high growth rates of smaller companies, especially during extended periods of economic expansion.
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•High Portfolio Turnover Risk — The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
•Large Shareholder Risk — Certain shareholders, including other funds advised by the adviser, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the adviser or an affiliate of the adviser, an Authorized Participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment or that the size of the fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Listing Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management
Who manages the fund?
The Board of Trustees, investment advisor and fund management team play key roles in the management of the fund.
The Board of Trustees
The Board of Trustees is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management. The majority of the trustees are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940 (Investment Company Act).
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing investment companies since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of the fund. The amount of the fee is calculated daily and paid monthly in arrears. The advisor pays all expenses of managing and operating the fund, other than the management fee payable to the advisor, brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses, and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act (if any). The advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor As a Percentage of Average Net Assets for the Fiscal Year Ended August 31, 2022
American Century Focused Dynamic Growth ETF	0.45%
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders for the fiscal year ended August 31, 2022.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy. Within the universe of securities selected by the Portfolio Managers, and keeping with the fund’s investment objective and strategy and portfolio risk, the ETF Portfolio Manager adjusts the portfolio for tax efficiency and other ETF-specific considerations.
The individuals on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Keith Lee (Portfolio Manager)
Mr. Lee, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020. He initially joined American Century Investments in 1998 and rejoined in 2001. He became a portfolio manager in 2003. He has a bachelor of science degree in industrial engineering from Columbia University. He is a CFA charterholder.
Michael Li (Portfolio Manager)
Dr. Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. Before joining American Century Investments, he attended The Wharton School at the University of Pennsylvania, where he obtained his MBA. He also has a bachelor of science degree from the University of Science and Technology of China and a Ph.D. from the University of Michigan.
Henry He (Portfolio Manager)
Mr. He, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2011 as an investment analyst and became a portfolio manager in 2016. He has a bachelor’s degree in economics from Harvard University. He is a CFA charterholder.
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Rene P. Casis (ETF Portfolio Manager)
Mr. Casis, Vice President and ETF Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century as a portfolio manager in 2018. Prior to joining American Century, he was a Partner at 55 Institutional, LLC from 2016 to 2017. From 2009 to 2016, he served in roles as US iShares Smart Beta Investment Strategist, US iShares Product Strategist and Senior Portfolio Manager in Beta Strategies for BlackRock Inc. He has a bachelor’s degree in economics from the University of California, Santa Barbara.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fund Performance
The fund has the same management team and similar investment policies as a mutual fund in the American Century family of funds, the Focused Dynamic Growth Fund. They are managed with similar investment objectives and strategies. Notwithstanding these general similarities, the Focused Dynamic Growth Fund and the Focused Dynamic Growth ETF are separate funds that have different investment performance. Differences in cash flows into the two funds, fees and expenses, the size of their portfolios, and the specific investments held by the two funds cause performance to differ. Please consult the mutual fund prospectus for a description of the mutual fund, details on how the mutual fund is offered, and its associated fees.
Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information. The Board of Trustees and/or the advisor may change any other policies, including the fund’s investment objective, or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.

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Investing in the Fund
Buying and Selling Shares
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed below. Only an Authorized Participant may engage in creation and redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. American Century ETF Trust (the trust) does not impose any minimum investment for shares of the fund purchased on an exchange. Shares of the fund trade under the following ticker symbol: FDG.
Buying or selling fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity. This fund may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market volatility.
The fund’s primary listing exchange is NYSE Arca, Inc. (Listing Exchange), which is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry
Shares of the fund are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (DTC) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Frequent Trading Practices
The Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of fund shares (frequent trading). The Board of Trustees believes that a frequent trading policy is unnecessary because fund shares are listed for trading on a national securities exchange. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the fund’s portfolio securities after the close of the primary markets for the fund’s portfolio securities and the reflection of that change in the fund’s NAV (market timing), because the fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions.
Investments by Other Investment Companies
Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for an unaffiliated registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to Rule 12d1-4, the registered investment company must enter into an agreement with the trust.
Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size units called “Creation Units.” All orders to purchase Creation Units must be placed by or through an authorized participant that has entered into an authorized participant agreement (AP Agreement) with Foreside Fund Services, LLC (the distributor). Only an authorized participant may create or redeem Creation Units directly with the fund.
A creation transaction, which is subject to acceptance by the trust, generally takes place when an authorized participant deposits into the fund a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities) in exchange for a
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specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities). Except when aggregated in Creation Units, shares are not redeemable by the fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in proper form under the AP Agreement. The portfolio of securities required for purchase of a Creation Unit is generally the same as the portfolio of securities the fund will deliver upon redemption of fund shares, except under certain circumstances. As a result of any system failure or other interruption, creation or redemption orders either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change such orders.
Creations and redemptions must be made through a firm that is either a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and, in either case, has executed an AP Agreement with the distributor. Information about the procedures regarding creations and redemptions of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s statement of additional information (SAI).
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the Securities Act of 1933 (Securities Act), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
In addition, certain affiliates of the fund and the advisor may purchase and resell fund shares pursuant to this prospectus.

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Share Price and Distributions
The Proxy Portfolio
Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day, including the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. The fund will disclose its Actual Portfolio quarterly with a 60-day lag via periodic filings with the Securities and Exchange Commission. The Proxy Portfolio disclosures will enable arbitrageurs and market participants to use the component securities and their weightings in the Proxy Portfolio to calculate intraday values that approximate the value of the securities in the Actual Portfolio and, based thereon, assess whether the market price of the shares is higher or lower than the approximate contemporaneous value of the Actual Portfolio and engage in arbitrage and hedging activities. These activities should ensure that fund market prices remain close to the fund’s NAV per share. At the end of each trading day, the fund will calculate the percentage weight overlap between the Proxy Portfolio and the Actual Portfolio (Proxy Overlap) and the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio at the end of the trading day) (Tracking Error) and publish such information before the opening of trading each Business Day. The Proxy Overlap and Tracking Error will provide additional information to the market making community. In particular, they will help market participants evaluate the risk that the performance of the Proxy Portfolio may deviate from the performance of the portfolio holdings of the fund. The fund’s Board of Trustees monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information (SAI) for further discussion of the Board’s monitoring responsibilities.
The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The daily rebalanced Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction.
Share Price
The price of fund shares is based on market price. The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETFs trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.
Because the shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and an investor also may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.
Calculation of NAV
American Century Investments will price the fund shares purchased or redeemed by Authorized Participants based on the net asset value (NAV) next determined after an order is received in good order by the fund’s transfer agent. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of the fund is the current value of the fund’s assets, minus any liabilities, divided by the number of shares of the fund outstanding.
The value of the securities and other assets and liabilities held by the fund are determined by the advisor, as the valuation designee, pursuant to its valuation policies and procedures. The fund’s Board of Trustees oversees the valuation designee and at least annually
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reviews its valuation policies and procedures. Valuations are determined in accordance with applicable federal securities laws and accounting principles generally accepted in the United States.
Portfolio securities for which market quotations are readily available are valued at their market price. Equity securities and other equity instruments for which market quotations are readily available are valued at the last reported official closing price or sale price as of the time the NAV is determined.
If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to:
•when there is a significant event subsequent to the market quotation;
•trading in a security has been halted during the trading day; or
•trading in a security is insufficient or did not take place due to a closure or holiday.
If such circumstances occur, the valuation designee will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with the valuation designee’s valuation policies and procedures.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the valuation designee reasonably believes are fair rather than being solely determined by the market.
Equity securities with no current day last sale or official close price may be priced at the mean of the bid and ask market quotations obtained from a listing exchange or an independent broker who is an established market maker in the security. The valuation designee may use third party pricing services to assist in the determination of fair value.
With respect to any portion of the fund’s assets that are invested in mutual funds, the fund’s NAV will be calculated based upon the NAVs of such mutual funds. These mutual funds are required to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
The fund’s website, which is publicly accessible at no charge, contains, on a per share basis, the prior business day’s NAV and market closing price or bid/ask price of the shares, a calculation of the premium or discount of the market closing price or bid/ask price against such NAV, and any other relevant information about premiums and discounts. The website will also disclose the fund’s median bid/ask spread information for the most recent thirty-day period on a rolling basis, as required by Rule 6c-11(c)(1)(v)(A-C).
Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.
The fund generally expects to pay distributions from net income, if any, quarterly. Distributions from realized capital gains, if any, are paid annually. It may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund. Distributions may be automatically reinvested in whole fund shares only if you purchased the shares through a broker that makes such option available.

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Taxes
Some of the tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by the fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
You will receive information regarding the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your sales of fund shares are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the sale of fund shares, the reinvestment in additional fund shares within 30 days before or after the sale may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified that your Social Security number or tax identification number is correct and that you are not subject to withholding, you may be subject to backup withholding at the applicable federal withholding tax rate on taxable dividends, capital gains distributions and proceeds from the sale of fund shares.
Taxes on Creations and Redemptions of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
If a fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.
The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

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Additional Information
Premium/Discount Information
The fund’s website will include on a daily basis, per share, the prior Business Day’s NAV and the closing price or bid/ask price, and a calculation of the premium/discount of the closing price or bid/ask price against such NAV. In addition, the fund will provide any other information on its website regarding premiums/discounts that ETFs registered under the Investment Company Act may be required to provide. The website also will include the Proxy Portfolio, the Proxy Overlap and Tracking Error and bid/ask spread information. In addition, the fund will post a table showing the number of days the fund’s shares traded at a premium or a discount and a line graph showing the fund share premiums or discounts during the most recently completed calendar year and most recently completed calendar quarters since that year (or the life of the fund, if shorter). If the fund’s premium or discount is greater than 2% for more than seven consecutive trading days, the website will contain disclosure to that effect along with a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.
Service, Distribution and Administrative Fees
Investment Company Act Rule 12b-1 permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Board of Trustees has adopted a 12b-1 plan that allows the fund to pay annual fees not to exceed 0.25% to the distributor for distribution and individual shareholder services. However, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time.
Because these fees may be used to pay for services that are not related to prospective sales of the fund, to the extent that a fee is authorized, the fund will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The advisor or its affiliates may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The advisor may pay partnership and/or sponsorship fees to support seminars, conferences, and other programs designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. The advisor and its affiliates also may pay fees related to obtaining data regarding intermediary or financial advisor activities to assist American Century with sales reporting, business intelligence, and training and education opportunities. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or its affiliates, and all such amounts are paid out of their available assets, and not paid by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.
Disclaimers
Actively Managed Solution (AMS) is a service mark of NYSE Group, Inc. or its affiliates (NYSE) and has been licensed for use by American Century Investment Management, Inc. (Licensee) in connection with American Century Mid Cap Growth Impact ETF (the Fund).  Neither Licensee nor the Fund is sponsored, endorsed, sold or promoted by NYSE.  NYSE makes no representations or warranties regarding Licensee or the Fund or the ability of the AMSSM to track the intra-day performance of any fund. NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO AMSSM OR ANY DATA INCLUDED THEREIN.  IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

19

Financial Highlights
Understanding the Financial Highlights
The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the fund is not five years old).
On a per-share basis, the table includes as appropriate
•share price at the beginning of the period
•investment income and capital gains or losses
•distributions of income and capital gains paid to investors
•share price at the end of the period
The table also includes some key statistics for the period as appropriate
•Total Return — the overall percentage of return of the fund, assuming the reinvestment of all distributions
•Expense Ratio — the operating expenses of the fund as a percentage of average net assets
•Net Income Ratio — the net investment income of the fund as a percentage of average net assets
•Portfolio Turnover — the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

20

American Century Focused Dynamic Growth ETF

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investments Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2022	$86.82	(0.13)	(28.94)	(29.07)	—	0.00(4)	$57.75	(33.49)%	0.45%	(0.19)%	42%	$140,333
2021	$68.04	(0.13)	18.92	18.79	(0.01)	0.00(4)	$86.82	27.61%	0.45%	(0.17)%	28%	$231,385
2020(5)	$40.00	(0.04)	28.07	28.03	—	0.01	$68.04	70.11%	0.45%(6)	(0.16)%(6)	27%	$209,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.
21

Notes

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders dated August 31, 2022.
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancenturyetfs.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancenturyetfs.com
Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 833-ACI-ETFS

Investment Company Act File No. 811-23305
CL-PRS-95866 2310

January 1, 2023 (as supplemented October 23, 2023)

American Century Investments
Prospectus

	Ticker:	Exchange:
American Century® Focused Large Cap Value ETF	FLV	NYSE Arca, Inc.

This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
•The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
•These additional risks may be even greater in bad or uncertain market conditions.
•The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.
For additional information regarding the unique attributes and risks of the ETF, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Issues Risk and AP Concentration Risk in the Principal Risks section and The Proxy Portfolio section of the prospectus and the Statement of Additional Information.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	5
Portfolio Management	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
Objectives, Strategies and Risks	7
Management	10
Investing in the Fund	12
Share Price and Distributions	14
Taxes	16
Additional Information	18
Financial Highlights	19

©2023 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.42%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$43	$135	$236	$530
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the portfolio managers will invest at least 80% of the fund’s assets in securities of large capitalization companies. For purposes of this 80% test, the fund defines large capitalization companies as those with capitalizations within the range of the Russell 1000® Index. Though market capitalization may change from time to time, as of September 30, 2022, the total market capitalization range of the Russell 1000® Index was approximately $271.14 million to $2.22 trillion.
In selecting stocks for the fund, the portfolio managers look for companies whose stock price may not reflect the company’s value, by looking for companies that are temporarily out of favor in, or whose value is not yet recognized by, the market. To identify these companies, the portfolio managers consider earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The portfolio managers use a variety of analytical research tools and techniques to help them buy or hold securities of companies that meet their investment criteria and sell the securities of companies that do not. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund. The fund normally invests in a relatively limited number of companies, generally 30-50.
The fund will invest principally in U.S. exchange-listed common stocks and American Depositary Receipts (ADRs). The fund uses ADRs to obtain exposure to foreign securities. ADRs are issued by a U.S. financial institution (depositary) and evidence ownership in a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. The fund may only invest in exchange-traded ADRs that are registered with the Securities and Exchange Commission and trade on a U.S. exchange contemporaneously with the fund’s shares.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers may sell stocks from the fund’s portfolio if they believe a stock no longer meets their valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified or specific events alter a stock’s prospects.
The fund is an actively managed, nontransparent exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. In lieu of publishing its portfolio contents (Actual Portfolio) daily, the fund publishes a proxy portfolio (Proxy Portfolio) each day and on its website. There is no minimum overlap required between the Actual Portfolio and the Proxy Portfolio.
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Principal Risks
•Proxy Portfolio Risk — The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.
◦The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the fund’s factor model analysis creating a proxy portfolio that performs in a manner substantially identical to the performance of the fund’s actual portfolio. While the Proxy Portfolio may include some of the fund’s holdings, it is not the fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the fund may cost investors more to trade than shares of a traditional ETF.
◦Each day the fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio (Proxy Overlap) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (Tracking Error). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
◦The fund’s Board of Trustees monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
◦Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.
•Premium/Discount Risk — Publication of the Proxy Portfolio is not the same level of transparency as the publication of the full portfolio by a fully transparent active ETF. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying net asset value (NAV) per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. This means the price paid to buy shares on an exchange may not match the value of the fund’s portfolio. The same is true when shares are sold.
•Trading Issues Risk — If securities representing 10% or more of the fund’s Actual Portfolio do not have readily available market quotations, the fund will promptly request that the Exchange halt trading in the fund’s shares. Trading halts may have a greater impact on this fund compared to other ETFs due to the fund’s nontransparent structure. If the trading of a security held in the fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the fund, the Advisor promptly will disclose on the fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. The fact that the fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.
•Style Risk — If the market does not consider the individual stocks purchased by the fund to be undervalued, the value of the fund’s shares may decline, even if stock prices generally are rising.
•Focused Portfolio Risk — Investing in a limited number of companies carries more risk because changes in the value of a single company may have a more significant effect, either negative or positive on the fund’s value.
•Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
3

•Public Health Emergency Risk — A pandemic, caused by the infectious respiratory illness COVID-19, has caused market disruption and other economic impacts. Markets have experienced volatility, reduced liquidity, and increased trading costs. The pandemic may continue to impact the fund and its underlying investments and could cause increased premiums or discounts to the fund’s NAV.
•ESG Integration Risk — When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
•Depositary Receipts Risk — Investment in depositary receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.
•Market Trading Risk — The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. Premiums and discounts may be larger for this fund than other ETFs because of its unique structure and lack of transparency. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
For at least the first three years after launch of the fund, the Board of Trustees (board) will promptly meet if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the market closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 1.00% or the bid/ask spread exceeds 1.00%. In such a circumstance, the board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the fund on a different exchange, changing the size of Creation Units, changing the fund’s investment objective or strategy, and liquidating the fund.
•Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term. The fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.
•Large-Cap Stock Risk — Larger companies are sometimes unable to attain the high growth rates of smaller companies, especially during extended periods of economic expansion.
•Large Shareholder Risk — Certain shareholders, including other funds advised by the adviser, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the adviser or an affiliate of the adviser, an Authorized Participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment or that the size of the fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Listing Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

4

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancenturyetfs.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2021): 6.93% Lowest Performance Quarter (3Q 2021): -0.99%
As of September 30, 2022, the most recent calendar quarter end, the fund’s year-to-date return was -11.97%.

Average Annual Total Returns For the calendar year ended December 31, 2021	1 year	Since Inception	Inception Date
American Century Focused Large Cap Value ETF Shares
Return Before Taxes	17.26%	31.09%	03/31/2020
Return After Taxes on Distributions	15.81%	30.00%	03/31/2020
Return After Taxes on Distributions and Sale of Fund Shares	10.67%	23.97%	03/31/2020
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	37.86%	03/31/2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Kevin Toney, CFA, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Brian Woglom, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Adam Krenn, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2020.
Philip Sundell, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020.
Rene P. Casis, Vice President and ETF Portfolio Manager, has been a member of the team that manages the fund since 2020.
5

Purchase and Sale of Fund Shares
The fund is a nontransparent active ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancenturyetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6

Objectives, Strategies and Risks
What are the fund’s investment objectives?
The fund seeks long-term capital growth.
The fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Trustees without approval by shareholders upon 30 days’ notice.
What are the fund’s principal investment strategies?
Under normal market conditions, the portfolio managers will invest at least 80% of the fund’s assets in securities of large capitalization companies. For purposes of this 80% test, the fund defines large capitalization companies as those with capitalizations within the range of the Russell 1000® Index. Though market capitalization may change from time to time, as of September 30, 2022, the total market capitalization range of the Russell 1000® Index was approximately $271.14 million to $2.22 trillion.
The portfolio managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The portfolio managers use a variety of analytical research tools and techniques to help them buy or hold securities of companies that meet their investment criteria and sell the securities of companies that do not. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund. The fund normally invests in a relatively limited number of companies, generally 30-50.
The fund will invest principally in U.S. exchange-listed common stocks and American Depositary Receipts (ADRs). The fund uses ADRs to obtain exposure to foreign securities. ADRs are issued by a U.S. financial institution (depositary) and evidence ownership in a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. The fund may only invest in exchange-traded ADRs that are registered with the Securities and Exchange Commission and trade on a U.S. exchange contemporaneously with the fund’s shares.
The portfolio managers may sell stocks from the fund’s portfolio if they believe:
•a stock no longer meets their valuation criteria;
•a stock’s risk parameters outweigh its return opportunity;
•more attractive alternatives are identified; or
•specific events alter a stock’s prospects.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.
The fund is an actively managed, nontransparent exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. In lieu of publishing its full portfolio contents (Actual Portfolio) daily, the fund publishes a proxy portfolio (Proxy Portfolio). There is no minimum overlap required between the Actual Portfolio and the Proxy Portfolio. For more information, see The Proxy Portfolio section below. A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
•Proxy Portfolio Risk — The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.
◦The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the fund’s factor model analysis creating a proxy portfolio that performs in a manner substantially identical to the performance of the fund’s actual portfolio. While the
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Proxy Portfolio may include some of the fund’s holdings, it is not the fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the fund may cost investors more to trade than shares of a traditional ETF.
◦Each day the fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio (Proxy Overlap) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (Tracking Error). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
◦The fund’s Board of Trustees monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
◦Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.
•Premium/Discount Risk — Publication of the Proxy Portfolio is not the same level of transparency as the publication of the full portfolio by a fully transparent active ETF. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying net asset value (NAV) per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. This means the price paid to buy shares on an exchange may not match the value of the fund’s portfolio. The same is true when shares are sold.
•Trading Issues Risk — If securities representing 10% or more of the fund’s Actual Portfolio do not have readily available market quotations, the fund will promptly request that the Exchange halt trading in the fund’s shares. Trading halts may have a greater impact on this fund compared to other ETFs due to the fund’s nontransparent structure. If the trading of a security held in the fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the fund, the Advisor promptly will disclose on the fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral. The fact that the fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.
•Style Risk — If the market does not consider the individual stocks purchased by the fund to be undervalued, the value of the fund’s shares may not rise as high as other funds and may in fact decline, even if stock prices generally are increasing.
•Focused Portfolio Risk — Investing in a limited number of companies carries more risk because changes in the value of a single company may have a more significant effect, either negative or positive on the fund’s value.
•Market Risk — Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring a fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk — A pandemic, caused by the infectious respiratory illness COVID-19, has caused travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain interruptions, lower consumer demand, layoffs, credit downgrades, and defaults among other economic impacts. Certain markets experienced temporary closures, extreme volatility, losses, reduced liquidity and increased trading costs. The pandemic may continue to impact the fund and its underlying investments and could cause increased premiums or discounts to the fund’s NAV.
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•ESG Integration Risk — When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
•Depositary Receipts Risk — Investment in depositary receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.
•Market Trading Risk — Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the fund’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund’s portfolio securities and the fund’s market price. This reduced effectiveness could result in fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads.
Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders. In addition to the trading halts discussed above in the Trading Issues Risk, secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons, and may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged. In addition, during a “flash crash,” the market prices of the fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell fund shares at these temporarily low market prices.
Shares of the fund may trade at prices other than NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. While the creation/redemption feature is designed to make it likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, market prices are not expected to correlate exactly with the fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the fund that differ significantly from its NAV. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity. During times of market stress, spreads may widen causing investors to pay more.
•Price Volatility Risk — The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.
•Large-Cap Stock Risk — Larger companies are sometimes unable to attain the high growth rates of smaller companies, especially during extended periods of economic expansion.
•Large Shareholder Risk — Certain shareholders, including other funds advised by the adviser, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the adviser or an affiliate of the adviser, an Authorized Participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment or that the size of the fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Listing Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
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Management
Who manages the fund?
The Board of Trustees, investment advisor and fund management team play key roles in the management of the fund.
The Board of Trustees
The Board of Trustees is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management. The majority of the trustees are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940 (Investment Company Act).
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing investment companies since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of the fund. The amount of the fee is calculated daily and paid monthly in arrears. The advisor pays all expenses of managing and operating the fund, other than the management fee payable to the advisor, brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses, and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act (if any). The advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor As a Percentage of Average Net Assets for the Fiscal Year Ended August 31, 2022
American Century Focused Large Cap Value ETF	0.42%
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders for the fiscal year ended August 31, 2022.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy. Ultimate responsibility for portfolio construction and strategy implementation, taking into account the team’s analysis and insights, rests with the Operational Lead Portfolio Manager. Within the universe of securities selected by the other portfolio managers, and keeping with the fund’s investment objective and strategy and portfolio risk, the ETF Portfolio Manager adjusts the portfolio for tax efficiency and other ETF-specific considerations.
The individuals on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Kevin Toney (Portfolio Manager)
Mr. Toney, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.
Michael Liss (Portfolio Manager)
Mr. Liss, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.
Brian Woglom (Operational Lead Portfolio Manager)
Mr. Woglom, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2005 as an investment analyst. He became a senior investment analyst in 2008 and a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.
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Adam Krenn (Portfolio Manager)
Mr. Krenn, Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2011 as an investment analyst. He became a senior analyst in 2012 and a portfolio manager in 2020. He has a bachelor’s degree from the University of Notre Dame. He is a CFA charterholder.
Philip Sundell (Portfolio Manager)
Mr. Sundell, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 1997, became a senior analyst in 2007 and became a portfolio manager in 2017. He has a bachelor’s degree from Missouri State University and an MBA from Texas Christian University. He is a CFA charterholder.
Rene P. Casis (ETF Portfolio Manager)
Mr. Casis, Vice President and ETF Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century as a portfolio manager in 2018. Prior to joining American Century, he was a Partner at 55 Institutional, LLC from 2016 to 2017. From 2009 to 2016, he served in roles as US iShares Smart Beta Investment Strategist, US iShares Product Strategist and Senior Portfolio Manager in Beta Strategies for BlackRock Inc. He has a bachelor’s degree in economics from the University of California, Santa Barbara.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information. The Board of Trustees and/or the advisor may change any other policies, including the fund’s investment objective, or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.

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Investing in the Fund
Buying and Selling Shares
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed below. Only an Authorized Participant may engage in creation and redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. American Century ETF Trust (the trust) does not impose any minimum investment for shares of the fund purchased on an exchange. Shares of the fund trade under the following ticker symbol: FLV.
Buying or selling fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity. This fund may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market volatility.
The fund’s primary listing exchange is NYSE Arca, Inc. (Listing Exchange), which is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry
Shares of the fund are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (DTC) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Frequent Trading Practices
The Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of fund shares (frequent trading). The Board of Trustees believes that a frequent trading policy is unnecessary because fund shares are listed for trading on a national securities exchange. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the fund’s portfolio securities after the close of the primary markets for the fund’s portfolio securities and the reflection of that change in the fund’s NAV (market timing), because the fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions.
Investments by Other Investment Companies
Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for an unaffiliated registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to Rule 12d1-4, the registered investment company must enter into an agreement with the trust.
Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size units called “Creation Units.” All orders to purchase Creation Units must be placed by or through an authorized participant that has entered into an authorized participant agreement (AP Agreement) with Foreside Fund Services, LLC (the distributor). Only an authorized participant may create or redeem Creation Units directly with the fund.
A creation transaction, which is subject to acceptance by the trust, generally takes place when an authorized participant deposits into the fund a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities) in exchange for a
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specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities). Except when aggregated in Creation Units, shares are not redeemable by the fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in proper form under the AP Agreement. The portfolio of securities required for purchase of a Creation Unit is generally the same as the portfolio of securities the fund will deliver upon redemption of fund shares, except under certain circumstances. As a result of any system failure or other interruption, creation or redemption orders either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change such orders.
Creations and redemptions must be made through a firm that is either a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and, in either case, has executed an AP Agreement with the distributor. Information about the procedures regarding creations and redemptions of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s statement of additional information (SAI).
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the Securities Act of 1933 (Securities Act), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
In addition, certain affiliates of the fund and the advisor may purchase and resell fund shares pursuant to this prospectus.

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Share Price and Distributions
The Proxy Portfolio
Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day, including the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. The fund will disclose its Actual Portfolio quarterly with a 60-day lag via periodic filings with the Securities and Exchange Commission. The Proxy Portfolio disclosures will enable arbitrageurs and market participants to use the component securities and their weightings in the Proxy Portfolio to calculate intraday values that approximate the value of the securities in the Actual Portfolio and, based thereon, assess whether the market price of the shares is higher or lower than the approximate contemporaneous value of the Actual Portfolio and engage in arbitrage and hedging activities. These activities should ensure that fund market prices remain close to the fund’s NAV per share. At the end of each trading day, the fund will calculate the percentage weight overlap between the Proxy Portfolio and the Actual Portfolio (Proxy Overlap) and the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio at the end of the trading day) (Tracking Error) and publish such information before the opening of trading each Business Day. The Proxy Overlap and Tracking Error will provide additional information to the market making community. In particular, they will help market participants evaluate the risk that the performance of the Proxy Portfolio may deviate from the performance of the portfolio holdings of the fund. The fund’s Board of Trustees monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information (SAI) for further discussion of the Board’s monitoring responsibilities.
The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The daily rebalanced Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction.
Share Price
The price of fund shares is based on market price. The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETFs trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.
Because the shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and an investor also may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.
Calculation of NAV
American Century Investments will price the fund shares purchased or redeemed by Authorized Participants based on the net asset value (NAV) next determined after an order is received in good order by the fund’s transfer agent. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of the fund is the current value of the fund’s assets, minus any liabilities, divided by the number of shares of the fund outstanding.
The value of the securities and other assets and liabilities held by the fund are determined by the advisor, as the valuation designee, pursuant to its valuation policies and procedures. The fund’s Board of Trustees oversees the valuation designee and at least annually
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reviews its valuation policies and procedures. Valuations are determined in accordance with applicable federal securities laws and accounting principles generally accepted in the United States.
Portfolio securities for which market quotations are readily available are valued at their market price. Equity securities and other equity instruments for which market quotations are readily available are valued at the last reported official closing price or sale price as of the time the NAV is determined.
If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to:
•when there is a significant event subsequent to the market quotation;
•trading in a security has been halted during the trading day; or
•trading in a security is insufficient or did not take place due to a closure or holiday.
If such circumstances occur, the valuation designee will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with the valuation designee’s valuation policies and procedures.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the valuation designee reasonably believes are fair rather than being solely determined by the market.
Equity securities with no current day last sale or official close price may be priced at the mean of the bid and ask market quotations obtained from a listing exchange or an independent broker who is an established market maker in the security. The valuation designee may use third party pricing services to assist in the determination of fair value.
With respect to any portion of the fund’s assets that are invested in mutual funds, the fund’s NAV will be calculated based upon the NAVs of such mutual funds. These mutual funds are required to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
The fund’s website, which is publicly accessible at no charge, contains, on a per share basis, the prior business day’s NAV and market closing price or bid/ask price of the shares, a calculation of the premium or discount of the market closing price or bid/ask price against such NAV, and any other relevant information about premiums and discounts. The website will also disclose the fund’s median bid/ask spread information for the most recent thirty-day period on a rolling basis, as required by Rule 6c-11(c)(1)(v)(A-C).
Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.
The fund generally expects to pay distributions of substantially all of its net income, if any, quarterly. Distributions from realized capital gains, if any, are paid annually. It may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund. Distributions may be automatically reinvested in whole fund shares only if you purchased the shares through a broker that makes such option available.

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Taxes
Some of the tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by the fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
You will receive information regarding the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your sales of fund shares are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the sale of fund shares, the reinvestment in additional fund shares within 30 days before or after the sale may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified that your Social Security number or tax identification number is correct and that you are not subject to withholding, you may be subject to backup withholding at the applicable federal withholding tax rate on taxable dividends, capital gains distributions and proceeds from the sale of fund shares.
Taxes on Creations and Redemptions of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
If a fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.
The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

17

Additional Information
Premium/Discount Information
The fund’s website will include on a daily basis, per share, the prior Business Day’s NAV and the closing price or bid/ask price, and a calculation of the premium/discount of the closing price or bid/ask price against such NAV. In addition, the fund will provide any other information on its website regarding premiums/discounts that ETFs registered under the Investment Company Act may be required to provide. The website also will include the Proxy Portfolio, the Proxy Overlap and Tracking Error and bid/ask spread information. In addition, the fund will post a table showing the number of days the fund’s shares traded at a premium or a discount and a line graph showing the fund share premiums or discounts during the most recently completed calendar year and most recently completed calendar quarters since that year (or the life of the fund, if shorter). If the fund’s premium or discount is greater than 2% for more than seven consecutive trading days, the website will contain disclosure to that effect along with a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.
Service, Distribution and Administrative Fees
Investment Company Act Rule 12b-1 permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Board of Trustees has adopted a 12b-1 plan that allows the fund to pay annual fees not to exceed 0.25% to the distributor for distribution and individual shareholder services. However, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time.
Because these fees may be used to pay for services that are not related to prospective sales of the fund, to the extent that a fee is authorized, the fund will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The advisor or its affiliates may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The advisor may pay partnership and/or sponsorship fees to support seminars, conferences, and other programs designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. The advisor and its affiliates also may pay fees related to obtaining data regarding intermediary or financial advisor activities to assist American Century with sales reporting, business intelligence, and training and education opportunities. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or its affiliates, and all such amounts are paid out of their available assets, and not paid by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.
Disclaimers
Actively Managed Solution (AMS) is a service mark of NYSE Group, Inc. or its affiliates (NYSE) and has been licensed for use by American Century Investment Management, Inc. (Licensee) in connection with American Century Mid Cap Growth Impact ETF (the Fund).  Neither Licensee nor the Fund is sponsored, endorsed, sold or promoted by NYSE.  NYSE makes no representations or warranties regarding Licensee or the Fund or the ability of the AMSSM to track the intra-day performance of any fund. NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO AMSSM OR ANY DATA INCLUDED THEREIN.  IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Financial Highlights
Understanding the Financial Highlights
The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the fund is not five years old).
On a per-share basis, the table includes as appropriate
•share price at the beginning of the period
•investment income and capital gains or losses
•distributions of income and capital gains paid to investors
•share price at the end of the period
The table also includes some key statistics for the period as appropriate
•Total Return — the overall percentage of return of the fund, assuming the reinvestment of all distributions
•Expense Ratio — the operating expenses of the fund as a percentage of average net assets
•Net Income Ratio — the net investment income of the fund as a percentage of average net assets
•Portfolio Turnover — the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.
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American Century Focused Large Cap Value ETF

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investments Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2022	$62.15	1.24	(3.89)	(2.65)	(1.23)	(1.34)	(2.57)	0.00(4)	$56.93	(4.41)%	0.42%	2.06%	22%	$213,769
2021	$48.95	1.14	13.01	14.15	(0.95)	—	(0.95)	0.00(4)	$62.15	29.19%	0.42%	2.00%	36%	$264,123
2020(5)	$40.00	0.41	8.59	9.00	(0.06)	—	(0.06)	0.01	$48.95	22.53%	0.42%(6)	2.10%(6)	73%	$82,723

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.
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Notes

Notes

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders dated August 31, 2022.
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancenturyetfs.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancenturyetfs.com
Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 833-ACI-ETFS

Investment Company Act File No. 811-23305
CL-PRS-95868 2310

January 1, 2023 (as supplemented October 23, 2023)

American Century Investments
Statement of Additional Information

American Century ETF Trust

	Ticker:	Exchange:
American Century® Focused Dynamic Growth ETF	FDG	NYSE Arca, Inc.
American Century® Focused Large Cap Value ETF	FLV	NYSE Arca, Inc.

This statement of additional information adds to the discussion in the funds’ prospectuses dated January 1, 2023, as supplemented October 23, 2023, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments’ website at americancenturyetfs.com.
This statement of additional information incorporates by reference certain information that appears in the funds’ annual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual reports by calling 833-ACI-ETFS.

©2023 American Century Proprietary Holdings, Inc. All rights reserved.

The Funds’ History	2
Exchange Listing and Trading	2
Fund Investment Guidelines	3
Fund Investments and Risks	4
Investment Strategies and Risks	4
Investment Policies	7
Temporary Defensive Measures	9
Portfolio Turnover	9
Disclosure of Portfolio Holdings	9
Management	12
The Board of Trustees	12
Officers	15
Code of Ethics	16
Proxy Voting Policies	16
The Funds’ Principal Shareholders	16
Creation and Redemption of Creation Units	17
Service Providers	23
Investment Advisor	23
Portfolio Managers	24
Transfer Agent	26
Administrator	27
Sub-Administrator	27
Distributor	27
Custodian Bank	28
Securities Lending Agent	28
Independent Registered Public Accounting Firm	28
Brokerage Allocation	29
Regular Broker-Dealers	30
Information About Fund Shares	30
Valuation of a Fund’s Securities	30
Taxes	31
Federal Income Taxes	31
State and Local Taxes	33
Financial Statements	34
Appendix A — Principal Shareholders	A-1
Appendix B — Proxy Voting Policies	B-1

The Funds’ History
American Century ETF Trust is a registered open-end management investment company that was organized as a Delaware statutory trust on June 27, 2017. Throughout this statement of additional information (SAI) we refer to American Century ETF Trust as the trust.
Each fund described in this SAI (each, a “fund” and together, the “funds”) is a separate series of the trust. Each fund has its own investment objective, strategies, assets, and tax identification and stock registration numbers.

Fund/Class	Ticker Symbol	Inception Date
American Century Focused Dynamic Growth ETF	FDG	03/31/2020
American Century Focused Large Cap Value ETF	FLV	03/31/2020
The funds offer and issue shares at their net asset value per share (NAV) only in aggregations of a specified number of shares (a Creation Unit), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (Deposit Securities), together with the deposit of a specified cash payment (Cash Component). Shares of each fund are listed for trading on NYSE Arca, Inc. (the Listing Exchange), a national securities exchange. Shares of each fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the fund’s NAV. Shares of each fund are redeemable only in Creation Units, generally in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares.
The trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the trust a cash deposit equal to at least 105% and up to 115%, which percentage the trust may change from time to time, of the market value of the omitted Deposit Securities. See Creation and Redemption of Creation Units on page 17 of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, transaction fees will be limited in accordance with the requirements of U.S. Securities and Exchange Commission (SEC) rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the Investing in the Fund section of that fund’s prospectus. The discussion below supplements, and should be read in conjunction with, that section of each prospectus.
Shares of the funds are listed for trading, and trade throughout the day, on the NYSE Arca, Inc. (Listing Exchange.) The funds are listed and traded on the Listing Exchange pursuant to relief under Rule 19b-4 of the Securities and Exchange Act of 1934 (Exchange Act). There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of a fund will continue to be met. The Listing Exchange may, but is not required to, remove shares of a fund from listing under any of the following circumstances: (i) any of the continued listing requirements are not continuously maintained; (ii) following the initial twelve month period after commencement of trading on the Listing Exchange there are fewer than 50 beneficial holders; (iii) the Listing Exchange is notified, or otherwise becomes aware, that the fund is not in compliance with the conditions of any currently applicable exemptive order or no-action relief; (iv) any of the statements or representations regarding (a) the description of the portfolio, (b) limitations on portfolio holdings, or (c) the applicability of Listing Exchange listing rules, specified in the Listing Exchange’s rule filing pursuant to Section 19(b) of the Securities Exchange Act of 1934 to permit the listing and trading of shares, is not continuously maintained; or (v) such other event shall occur or condition exists which, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable.
If the trading of a security held in a fund’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the fund, the Advisor promptly will disclose on the fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. If securities representing 10% or more of the fund’s Actual Portfolio do not have readily available market quotations, the Advisor will promptly request that the Listing Exchange halt trading in the fund’s shares.
Shares of the funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the fund will continue to be met.
As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

The trust reserves the right to adjust the share prices of a fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund or an investor’s equity interest in the fund.
Fund Investment Guidelines
This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM or the advisor), can use various investment vehicles and strategies in managing a fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 4. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses.
The funds are nontransparent, actively managed ETFs that utilize the NYSE Proxy Portfolio Methodology licensed from the NYSE Group. The funds operate in reliance on an exemptive order from the SEC (the Order), which incorporates by reference the conditions and restrictions of a previous order issued to Natixis ETF Trust II, to permit the operation of nontransparent active ETFs (the Natixis Order), and limits the types of investments the fund may hold to those listed in the application for the Natixis Order. Under the terms of the Order, the funds may invest only in exchange-traded funds, exchange-traded notes, exchange-traded common stocks, common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the shares, exchange-traded preferred stocks, exchange-traded American depositary receipts (ADRs), exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts and exchange-traded futures that trade contemporaneously with fund shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The funds will not borrow for investment purposes or hold short positions. The funds also will not purchase any securities that are illiquid investments at the time of purchase.
In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets. Investments in the fund vary according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages.
In addition to the main types of investments and strategies undertaken by the funds as described in the prospectuses, the funds also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the funds are discussed in greater detail in the section below entitled Investment Strategies and Risks.
Incidental to a fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment a fund owns, the fund may receive securities that the fund normally would not, or could not, buy. If this happens, the fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.
The funds are diversified as defined in the Investment Company Act of 1940 (Investment Company Act). Diversified means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than the U.S. government and securities of other investment companies).
To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.
Unless otherwise noted, all investment restrictions described below and in each fund’s prospectus are measured at the time of the transaction in the security.  If market action affecting fund securities (including, but not limited to, appreciation, depreciation or a credit rating event) causes a fund to exceed an investment restriction, the advisor is not required to take immediate action.  Under normal market conditions, however, the advisor’s policies and procedures indicate that the advisor will not make any purchases that will make the fund further outside the investment restriction.

Fund Investments and Risks
Investment Strategies and Risks
This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.
Counterparty Risk
A fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals.  If a fund’s futures commission merchant (FCM) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the fund, the fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations.  The Commodity Exchange Act requires a FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If a FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of a FCM.  Furthermore, in the event of a FCM’s bankruptcy, a fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of a FCM’s combined customer accounts, even though certain property specifically traceable to the fund (for example, U.S. Treasury bills deposited by the fund) was held by a FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them.  Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the fund could obtain the return of funds owed to it by a FCM who was a member of such clearinghouse.
A fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.  There can be no assurance that an issuer of an instrument in which a fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a fund will not sustain a loss on a transaction as a result.
Transactions entered into by a fund may be executed on various U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world.  Although a fund attempts to execute, clear and settle the transactions through entities the advisor believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a fund.
Cyber Security Risk
As the funds increasingly rely on technology and information systems to operate, they become susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the funds’ information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting fund operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the advisor, distributors, broker-dealers, other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), or the issuers of securities the funds invest in may also cause disruptions and impact the funds’ business operations.  Breaches in information security may result in financial losses, interference with the funds’ ability to calculate NAV, impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Additionally, the funds may incur substantial costs to prevent future cyber incidents. The funds have business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the funds do not control the cyber security plans and systems of their service providers and other third party business partners. The funds and their shareholders could be negatively impacted as a result.
Depositary Receipts
Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Futures Contacts
Each fund may invest in exchange-traded futures that trade on a U.S. exchange contemporaneously with the fund’s shares. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to equitize cash or provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.
Some futures strategies, such as buying futures, tend to increase market exposure.
While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.
For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio managers may engage in futures transactions, provided that the transactions are consistent with the terms of the Order and the fund’s investment objectives. An example of an index that may be used is the S&P 500 Index. The managers may engage in futures transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.
Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).
Unlike when a fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund, and the fund realizes a loss or gain.

Risks Related to Futures
Futures prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures strategies may lower a fund’s return.
A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.
A fund could suffer losses if the prices of its futures positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.
Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Restrictions on the Use of Futures Contracts
Each fund may enter into futures contracts as permitted by its investment policies and the CFTC rules. The advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as a commodity pool operator under that Act with respect to its provision of services to each fund.
Certain rules adopted by the CFTC may impose additional limits on the ability of a fund to invest in futures contracts if its investment advisor does not register with the CTFC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CTFC’s rules. As a result, the advisor does not intend to register with the CTFC as a commodity pool operator on behalf of any of the funds. In the event that one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.
To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts.
Illiquid Securities
The funds will not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) of the Investment Company Act) at the time of purchase. Each of the funds may hold no more than 15% of the value of its assets in illiquid securities.
Investment in Issuers with Limited Operating Histories
The funds may invest a portion of its assets in securities of issuers with limited operating histories. The portfolio managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation. Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding these issuers, when available, may be incomplete or inaccurate. For purposes of this section, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations or other financial assets.

Loans of Portfolio Securities
To realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.
Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern:
•the type and amount of collateral that must be received by the fund;
•the circumstances under which additions to that collateral must be made by borrowers;
•the return to be received by the fund on the loaned securities;
•the limitations on the percentage of fund assets on loan; and
•the credit standards applied in evaluating potential borrowers of portfolio securities.
In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.
Other Investment Companies
Each of the funds may invest in other investment companies, such as other ETFs and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to
•3% of the total voting stock of any one investment company;
•5% of the fund’s total assets with respect to any one investment company; and
•10% of a fund’s total assets in the aggregate.
Such exceptions may include reliance on Rule 12d1-4 of the Investment Company Act. Rule 12d1-4, subject to certain requirements, would permit a fund to invest in affiliated investment companies (other American Century mutual funds and ETFs) and unaffiliated investment companies in excess of the limitations described above.
A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.
Secondary Listings Risk
A fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained. There can be no assurance that a fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Short-Term Securities
To meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in short-term U.S. Treasury securities, government money market funds and repurchase agreements.
Investment Policies
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following policies apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.
Fundamental Investment Policies
The funds’ fundamental investment policies are set forth below. These investment policies and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund. Under the Investment Company Act, the vote of a majority of the outstanding votes of shareholders means, the vote of (A) 67 percent or more of the voting securities present at a shareholder meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; or (B) more than 50 percent of the outstanding voting securities, whichever is less.
Notwithstanding the following fundamental investment policies, the funds’ investments and operations will be limited by the terms and conditions of the Order. For example, the Order prohibits the funds from borrowing for investment purposes and investing in real estate and commodities directly. The Order also prohibits the funds from purchasing any investments that are illiquid at the time of purchase.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing	A fund may not borrow money, except to the extent permitted by the Investment Company Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Lending	A fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the Investment Company Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
Real Estate	A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
Concentration	A fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Underwriting	A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.
Commodities	A fund may not purchase or sell commodities, except to the extent permitted by the Investment Company Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
For purposes of the investment policy relating to senior securities, a fund may borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of such fund. In the event that such asset coverage falls below 300%, the fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%. In addition, when a fund enters into certain transactions involving potential leveraging, it will hold offsetting positions or segregate assets to cover such obligations at levels consistent with the guidance of the SEC and its staff.
In complying with the fundamental investment policy relating to concentration:
(a)there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations (except that an Industrial Development Bond backed only by the assets and revenues of a non-governmental user will be deemed to be an investment in the industry represented by such user);
(b)wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;
(c)utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and
(d)personal credit and business credit businesses will be considered separate industries.
Nonfundamental Investment Policies
The funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Trustees:
Each fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Trustees without approval by shareholders.
Focused Large Cap Value ETF has adopted a nonfundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest at least 80% of its assets in the type of investments suggested by its name. The Rule 35d-1 policy is nonfundamental, which means that it may be changed by the Board of Trustees without the approval of shareholders. Shareholders will be given at least 60 days’ notice of any change to a fund’s Rule 35d-1 policy.

The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.
Temporary Defensive Measures
For temporary defensive purposes, the funds may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may direct its assets without limit to the following investment vehicles:
•interest-bearing bank accounts or certificates of deposit;
•U.S. government securities and repurchase agreements collateralized by U.S. government securities; and
•other money market funds.
To the extent a fund assumes a defensive position, it may not achieve its investment objective.
Portfolio Turnover
The portfolio turnover rate of each fund for its most recent fiscal year will be included in the Fund Summary section of that fund’s prospectus. The portfolio turnover rate for each fund’s last five fiscal years (or a shorter period if the fund is less than five years old) will be shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.
The portfolio managers will sell securities without regard to the length of time the security has been held. Because the portfolio managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low; and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.
Disclosure of Portfolio Holdings
The Proxy Portfolio
Unlike traditional ETFs that publish both the identities and quantities of their portfolio holdings (Actual Portfolio) daily, these ETFs do not publish the identities of their portfolio holdings daily. Instead, each fund will post a proxy portfolio (Proxy Portfolio). These funds use the Proxy Portfolio as a portfolio transparency substitute for their respective Actual Portfolios. The Proxy Portfolio will be designed to closely track the daily performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day. This is achieved by performing an analysis of a fund’s Actual Portfolio (Factor Model). The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors.
Each fund will have a universe of securities (Model Universe) that will be used to generate its Proxy Portfolio. The Model Universe will be comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis of a fund’s Actual Portfolio are then applied to the fund’s Model Universe. The daily rebalanced Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include types of investments that are allowed to be held in the Actual Portfolio.
The identity and quantity of Proxy Portfolio component investments and the Proxy Overlap will be publicly available on the funds’ websites before the commencement of trading in shares on each business day. The Proxy Portfolio published on the fund’s website each Business Day will include the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The fund’s website will note that the Proxy Overlap is calculated based on the Proxy Portfolio and portfolio holdings as of the prior Business Day. The Proxy Overlap will be calculated by taking the lesser weight of each asset held in common between the Actual Portfolio and the Proxy Portfolio and adding the totals.
The goal of the Proxy Portfolio is to allow for efficient trading of shares through an effective portfolio transparency substitute. The proxy portfolio methodology, aims to allow market participants to assess the intraday value and associated risk of a fund’s Actual Portfolio. As a result, investors should be able to purchase and sell shares in the secondary market at prices that are at or close to their NAV. Daily disclosure of the Proxy Portfolio contents, Proxy Overlap, and related metrics, (together, the “Proxy Portfolio Disclosures”), would permit effective arbitrage, including hedging of risks associated with arbitrage and market making activities. In essence, the Proxy Portfolio Disclosures should permit market making in fund shares that keeps bid/ask spreads narrow and the secondary market prices of fund shares at or close to NAV.

Actual Portfolio Distribution to the Public
ACIM has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.
Month-end full portfolio holdings for each fund will generally be made available for distribution 15 days after the end of each calendar quarter for each of the preceding three months. This disclosure is in addition to the portfolio disclosure in annual and semiannual shareholder reports and the quarter-end portfolio disclosures on Form N-PORT. Such disclosures are filed with the Securities and Exchange Commission and also posted on americancenturyetfs.com at approximately the same time the filings are made. The distribution of holdings after the above time periods is not limited.
On a monthly basis, top 10 holdings (on an absolute basis and relative to the appropriate benchmark) for each fund will generally be made available for distribution 7 days after the end of each month, and will be posted on americancenturyetfs.com at or prior to such distribution.
Portfolio characteristics that are derived from portfolio holdings will be made available for distribution 7 days after the end of each month, or as soon thereafter as possible, which timeframe may vary by fund. Certain characteristics, as determined by the advisor, will be posted on americancenturyetfs.com monthly at or prior to the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.
In addition, each business day certain service providers, such as the funds’ custodian, have access to the identity and/or weightings of a fund’s portfolio securities. Such service providers are contractually restricted from disclosing that information to any other person, or using that information for any purpose other than providing services to the fund.
Accelerated Disclosure
The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.
Ongoing Arrangements
Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analysis of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.
In such cases, accelerated disclosure is permitted prior to the time frame described herein as long as the service provider enters an agreement in which it (1) represents that the information will be used only for the services provided to its clients and not for trading; (2) certifies that the information will be treated confidentially until the general disclosure release date; and (3) agrees to comply with any other regulatory or exchange requirements applicable to a recipient of the portfolio holdings (Confidentiality Agreement). Confidentiality Agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate Confidentiality Agreement has been obtained from each recipient identified in the reports.
Once a party has executed a Confidentiality Agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:
(1)Full holdings quarterly as soon as reasonably available;
(2)Full holdings monthly as soon as reasonably available;
(3)Top 10 holdings monthly as soon as reasonably available; and
(4)Portfolio attributes (such as sector or country weights), characteristics and performance attribution monthly as soon as reasonably available.

Service Providers
Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian, auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into separate non-disclosure agreements after authorization by an appropriate officer of the advisor. The agreements with service providers and data aggregators generally require that they treat the funds’ portfolio holdings information confidentially until the public distribution date and represent that the information will be used only for the legitimate services it provides (i.e., not for trading).
Additional Safeguards
The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders, including procedures to address conflicts between the interests of shareholders and those of the advisor and its affiliates. The frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. In the event that a request for portfolio holdings or characteristics creates a potential conflict of interest that is not addressed by the safeguards and procedures described above, the advisor’s procedures require that such requests may only be granted with the approval of the advisor’s legal department and the relevant chief investment officers. In addition, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly by the advisor’s compliance department. Finally, the funds’ Board of Trustees exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.
Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.
The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.
Regulation FD Policy
As required by the Order, the funds have adopted a policy to comply with the requirements of Regulation FD as if they applied to them (the Regulation FD Policy). The Regulation FD Policy requires each fund, or anyone acting on its behalf, that discloses any material non-public information regarding the fund or its portfolio securities to any of a group of specified entities to make public disclosure either simultaneously if the disclosure was intentional, or promptly if the disclosure was non-intentional. The selective disclosure rule applies to both verbal and written communications. The Regulation FD Policy applies to each fund and each person acting on behalf of the fund, including all trustees, directors, managers or executive officers of the funds and the Advisor, or any other officers, employees or agents of the funds and Advisor who regularly communicate with certain “securities market professionals” or holders of the funds’ securities. The Regulation FD Policy is designed to prevent the disclosure of material non-public information about a fund or its securities, unless such disclosure is permitted by the policy and, where required, has received approval from the legal department.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. Firms that incur a prospectus delivery obligation with respect to shares of the fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	44	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Law (1979 to present)	76	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	44	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	108	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None
Qualifications of Trustees
Generally, no one factor was decisive in the selection of the trustees to the board. Qualifications considered by the board to be important to the selection and retention of trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective trustee. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.

While the board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for trustee. The board generally considers the manner in which each trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the board. Additional information about each trustee’s individual educational and professional experience (supplementing the information provided in the table above) follows and was considered as part of his or her nomination to, or retention on, the board.
Reginald M. Browne: BS in Business Administration, La Salle University; 15 years of experience in the ETF industry with a core focus on market-making and institutional sales
Jeremy I. Bulow: BA, MA, Yale University; PhD in Economics, Massachusetts Institute of Technology; formerly, Director, Bureau of Economics, Federal Trade Commission
Barry A. Mendelson: AB, Geology, Vassar College; JD, The George Washington University School of Law; formerly, Principal and Senior Counsel, The Vanguard Group (investment management); 8 years of experience with the U.S. Securities and Exchange Commission, Division of Investment Management
Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute
Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, Executive Vice President, Technology & Operations, KeyCorp. (banking services); formerly, President, USAA Information Technology Company (financial services); 33 years of experience in Information Technology; formerly, Director, Applied Industrial Technologies, Inc.
Responsibilities of the Board
The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreement. Trustees also have significant responsibilities under the federal securities laws. Among other things, they:
•oversee the performance of the funds;
•oversee the quality of the advisory and shareholder services provided by the advisor;
•review annually the fees paid to the advisor for its services;
•monitor potential conflicts of interest between the funds and their affiliates, including the advisor;
•oversee custody of assets and the valuation of securities; and
•oversee the funds’ compliance program.
The Board also has additional oversight responsibilities under the Order. Given that this structure is unlike existing ETFs, the Adviser will monitor on an on-going basis how shares trade, including the level of any premium/discount to NAV and the bid/ask spreads on market transactions. For at least the first three years after the launch of a fund, the Advisor will promptly call a meeting of the Board of Trustees (Board) (and will present to the Board for its consideration, recommendations for appropriate remedial measures) and the Board will promptly meet (1) if the Tracking Error exceeds 1%; (2) if, for 30 or more days in any quarter or 15 days in a row (a) the absolute difference between either the closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 2%; or (b) the bid/ask spread exceeds 2%; or (3) as otherwise deemed necessary or appropriate by the Advisor. In such a circumstance, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate to, among other things, narrow the Tracking Error, premium/discount, or bid/ask spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to: (a) changing lead market makers; (b) listing the fund on a different exchange; (c) changing the size of Creation Units; (d) changing the fund’s investment objective or strategy; (e) publicly disclosing additional information regarding the Proxy Portfolio and/or Actual Portfolio; and (f) revising the algorithms and Model Universe used as part of the NYSE Proxy Portfolio Methodology. Should the Advisor conclude that the premium/discount between the market price and NAV of the shares remains persistently high, it could recommend to the Board that it liquidate the applicable fund or authorize the Advisor to pursue the potential conversion of the fund to a fully-transparent, active ETF or a mutual fund. The Board will also regularly review each fund’s historical premiums/discounts and bid-ask spreads following the three-year period after the fund’s launch, under the same standards as applied during the first three years of a fund’s life, and determine if any corrective measures may be appropriate.
In performing their duties, board members receive detailed information about the funds and the advisor regularly throughout the year, and they meet in person at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management.
The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more trustees who may exercise the powers and authority of the board as determined by the trustees. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.
To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the board or member of the board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the board or the independent board chair.
Board Leadership Structure and Standing Board Committees
Reginald M. Browne serves as the independent board chair and has served in such capacity since 2019. All of the board’s members except Jonathan S. Thomas are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of a fund. The board has also established an Audit Committee, described below, comprised solely of independent trustees. The board believes that the current leadership structure is appropriate and allows for independent oversight of the funds.
The board has an Audit Committee that approves the funds’ (or trust’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent trustees. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of Barry A. Mendelson (chair), Reginald M. Browne, Jeremy I. Bulow and Stephen E. Yates. It met two times during the fiscal year ended August 31, 2022.
Risk Oversight by the Board
As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. The board oversees various types of risks relating to the funds, including, but not limited to, investment risk, operational risk and enterprise risk. Through its regular interactions with management of the advisor during and between meetings, the board will analyze, evaluate, and provide feedback on the advisor’s risk management processes. In addition, the board will receive information regarding, and have discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk to the funds.
Board Compensation
For the fiscal year ended August 31, 2022, trustees listed in the following table received the amounts shown for services on the trust’s board and on the boards of other funds in the American Century family of funds if applicable. Neither Jonathan S. Thomas nor any officers of the funds receives compensation from the funds.

Name of Trustee	Total Compensation for Service as Trustee to the Trust[1,2]	Total Compensation for Services as Directors/Trustees for the American Century Investments Family of Funds[3]
Reginald M. Browne	$128,333	$128,333
Jeremy I. Bulow	$83,333	$376,667
Ronald J. Gilson[4]	$20,000	$150,000
Barry A. Mendelson	$113,333	$113,333
Stephen E. Yates	$103,333	$453,833
1    Includes compensation paid to the trustees for the fiscal year ended August 31, 2022, and also includes amounts deferred at the election of the trustees under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.
2    Reflects the compensation paid to each trustee for the funds in this SAI aggregated with the compensation paid to the trustees for other series of the trust.
3    Includes compensation paid to each trustee for his service as director/trustee for one (in the case of Mr. Gilson, nine, and in the case of Mr. Yates, eight) investment company in the American Century Investments family of funds. Includes deferred compensation paid under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan as follows: Mr. Browne, $128,333; Mr. Bulow, $69,166; and Mr. Yates, $153,500.
4    Mr. Gilson retired from the Board on December 31, 2021.
None of the funds currently provides any pension or retirement benefits to the trustees except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the trust. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the funds. All deferred fees are credited to accounts established in the names of the trustees. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a trustee until the distribution date elected by the trustee in accordance with the terms of the plan. Such distribution date may be a date on or after the trustee’s retirement date, but may be an earlier date if the trustee agrees not to make any additional deferrals after such distribution date. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee’s beneficiary or, if none, to the trustee’s estate.
The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have met all payment obligations under the plan. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Ownership of Fund Shares
The trustees owned shares in the funds as of December 31, 2021, as shown in the table below. Because Mr. Bulow was not a trustee on December 31, 2021, he is not included in the table.

Name of Trustee
	Reginald M. Browne	Barry A. Mendelson	Jonathan S. Thomas	Stephen E. Yates
Dollar Range of Equity Securities in the Fund:
American Century Focused Dynamic Growth ETF	A	A	E	A
American Century Focused Large Cap Value ETF	A	A	E	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies	A	C	E	E
Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000
Beneficial Ownership of Affiliates by Independent Trustees
No independent trustee or his or her immediate family members beneficially owned shares of the advisor, the funds’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of the date of this SAI.
Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
John Pak (1968)	General Counsel and Vice President since 2021
General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present); Also serves as Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACC (2003 to present)
Code of Ethics
The funds and the advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments. The funds’ distributor (Foreside Fund Services, LLC) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the distributor is not affiliated with the Trust or the advisor, and no officer, director or general partner of the distributor serves as an officer, director or general partner of the Trust or the advisor.
Proxy Voting Policies
The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. The funds’ Board of Trustees has approved the advisor’s proxy voting policies to govern the advisor’s proxy voting activities.
A copy of the advisor’s proxy voting policies is attached hereto as Appendix B. Information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.
The Funds’ Principal Shareholders
The name and percentage ownership of each DTC Participant (as defined below) that owns of record 5% or more of the outstanding shares of a fund are listed in Appendix A. The trust does not have information concerning the beneficial ownership of shares held by DTC Participants.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the Investment Company Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Depository Trust Company (DTC) acts as securities depository for shares of the funds. Shares of the funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (DTC Participants), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within the Depository Trust & Clearing Corporation (DTCC) and became wholly owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the New York Stock Exchange and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC Board of Directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the trust and DTC, DTC is required to make available to the trust upon request and for a fee to be charged to the trust a listing of the shares of a fund held by each DTC Participant. The trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the trust at any time by giving reasonable notice to the trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Seed Capital
The advisor or its affiliates (Selling Shareholders) may purchase shares of a fund through a broker-dealer to “seed” funds as they are launched, or may purchase fund shares from other broker-dealers that have previously provided “seed” for funds when they were launched, or otherwise in secondary market transactions. The fund shares are being registered to permit the resale of these fund shares from time to time after purchase. The funds will not receive any of the proceeds from the resale by the Selling Shareholders of these fund shares.
The Selling Shareholders intend to sell all or a portion of the fund shares owned by them and offered hereby from time to time directly or through one or more broker-dealers. The fund shares may be sold on any national securities exchange on which the fund shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions.
Creation and Redemption of Creation Units
General
The trust issues and sells shares of the funds only in Creation Units on a continuous basis through the distributor, without a sales load, at a price based on a fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the transfer agent in proper form. On days when the Listing Exchange closes earlier than normal, a fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the fund that constitute a Creation Unit for each fund.

Fund	Shares Per Creation Unit
American Century Focused Dynamic Growth ETF	5000
American Century Focused Large Cap Value ETF	5000
In their discretion, the advisor and the Trustees reserve the right to increase or decrease the number of a fund’s shares that constitute a Creation Unit. The board reserves the right to declare a split or a consolidation in the number of shares outstanding of a fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the board.
A “Business Day” with respect to the funds is any day on which the Listing Exchange on which a fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
To the extent a fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Fund Deposit
The consideration for purchase of Creation Units of a fund generally consists of the “Deposit Securities,” the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a fund. The names and quantities of the instruments that constitute the Fund Deposit will generally be the same as the fund’s Proxy Portfolio, except to the extent purchases and redemptions are made entirely or in part on a cash basis utilizing a Custom Basket. Custom Baskets include instruments that are not included, or that are included with different weightings, in the Proxy Portfolio. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are generally the responsibility of the Authorized Participant purchasing the Creation Unit.
The advisor makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for a fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities and the amount of the Cash Component changes pursuant to changes in the composition of a fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the advisor with a view to the investment goal of the funds. The composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to a fund’s portfolio.
The funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the facilities of DTC (DTC Facilities) or the clearing process through the Continuous Net Settlement System of the NSCC (NSCC Clearing Process), a clearing agency that is registered with the SEC (as discussed below), or that the Authorized Participant is not able to trade due to a trading restriction. Each fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances.
Cash Purchase Method
When partial or full cash purchases of Creation Units are available or specified for a fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant, must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Creation Units
To be eligible to place orders and to create a Creation Unit of the fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the NSCC Clearing Process, or (ii) a DTC Participant, and, in either case, must have executed an agreement with the distributor with respect to creations and redemptions of Creation Units (Authorized Participant Agreement). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of a fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant
Creation Units may be purchased only by or through an Authorized Participant that has entered into an Authorized Participant Agreement with the distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The trust may not enter into an Authorized Participant Agreement with more than a small number of Authorized Participants.
Placement of Creation Orders
An Authorized Participant must submit an irrevocable order to purchase shares of a fund, in proper form, no later than two hours prior to the closing time of the regular trading session (normally 2 p.m. Eastern time) of the Listing Exchange, on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a fund may require orders for Creation Units to be placed earlier in the day. Orders for Creation Units must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant. Orders to create shares of a fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The funds’ deadlines specified above for the submission of purchase orders is referred to as the funds’ “Cutoff Time.” The trust or its designee, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the transfer agent’s proprietary website maintained for this purpose.
Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent or its agent by the Cutoff Time on such Business Day.
Upon receiving an order for a Creation Unit, the transfer agent will notify the advisor and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian.
The Authorized Participant must make available on or before the prescribed settlement date, by means satisfactory to a fund, immediately available or same day funds estimated by the fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for all transaction-related fees, expenses and other costs (as described below), as well as any applicable cash amounts, in connection with any purchase order.
Once a purchase order has been accepted, it will be processed based on the NAV next determined after such acceptance in accordance with the fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units
Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the fund are in place for payment of the Cash Component and any other cash amounts which may be due, an order will be accepted, subject to the fund’s right to reject any order until acceptance, as set forth below.
Once a purchase order has been accepted, upon the next determination of the net asset value of the shares, a fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The transfer agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each fund reserves the right to reject or revoke a purchase order transmitted to it by the transfer agent if: (i) the purchase order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of the fund, be unlawful; or (v) circumstances outside the control of the fund make it impossible to process purchase orders for all practical purposes. The transfer agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The funds, the funds’ custodian, the sub-custodian and the distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-

custodians, the transfer agent and the advisor shall be notified of such delivery and the fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, each fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances.
To the extent contemplated by an Authorized Participant Agreement, the funds will issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage the trust may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the fund’s then-effective procedures. The only collateral that is acceptable to the funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 1 p.m., Eastern time on the prescribed settlement date or such other time as designated by the funds’ custodian. Information concerning the funds’ current procedures for collateralization of missing Deposit Securities is available from the transfer agent. The Authorized Participant Agreement will permit the funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to a fund of purchasing such securities and the value of the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, a fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the funds and the funds’ determination shall be final and binding.
Costs Associated with Creation Transactions
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). If the costs of executing the transaction exceed the maximum additional charge, such charges will be paid by the fund. Authorized Participants will also bear the costs of transferring the Deposit Securities to a fund. Investors who use the services of a broker or other financial intermediary to acquire fund shares may be charged a fee for such services.
The following table sets forth each fund’s standard creation transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the trust.

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
American Century Focused Dynamic Growth ETF	$75	3%
American Century Focused Large Cap Value ETF	$75	3%
1    As a percentage of the NAV per Creation Unit.
Redemption of Creation Units
Shares of the funds may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the transfer agent and only on a Business Day. The funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The funds generally redeem Creation Units for Fund Securities (as defined below) and the Cash Amount (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the funds.
The advisor makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (Fund Securities), and an amount of cash as described below (Cash Amount) (if any). The names and quantities of the instruments that constitute the Fund Securities will generally be the same as the fund’s Proxy Portfolio, except to the extent redemptions are made entirely or in part on a cash basis or utilizing a Custom Basket. Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable to effect redemptions of Creation Units of a fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units under certain circumstances.

Unless cash redemptions are available or specified for the funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The funds may, in their sole discretion, substitute a “cash in lieu” amount to replace any Fund Security that may not be eligible for transfer through DTC Facilities or the NSCC Clearing Process or that the Authorized Participant is not able to trade due to a trading restriction. The funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws; or (iii) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The funds generally redeem Creation Units for Fund Securities and the Cash Amount, but the funds reserve the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method
When partial or full cash redemptions of Creation Units are available or specified for the fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the funds. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). If the costs of executing the transaction exceed the maximum additional charge, such charges will be paid by the fund. Authorized Participants will also bear the costs of transferring the Fund Securities from a fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of fund shares may be charged a fee for such services.
The following table sets forth each fund’s standard redemption transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the trust.

Fund	Standard Redemption Transaction Fee	Maximum Charge for Redemptions[1]
American Century Focused Dynamic Growth ETF	$75	2%
American Century Focused Large Cap Value ETF	$75	2%
1    As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders
Redemption requests for Creation Units of the funds must be submitted to the transfer agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a fund, in proper form, no later than two hours prior to the closing time of the regular trading session (normally 2 p.m. Eastern time) of the Listing Exchange, on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.
The Authorized Participant must transmit the request for redemption in the form required by a fund to the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers may have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to a fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to a fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the fund is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. The trust reserves the right in connection with a redemption request to verify that the Authorized Participant owns the shares subject to the redemption at the close of business on the date of the redemption order. If the Authorized Participant, upon receipt of this request, does not provide sufficient information to the trust, the redemption request will not be considered to have been received in proper form and may be rejected. If the transfer agent does not receive the investor’s shares through DTC Facilities by 10 a.m., Eastern time on the prescribed settlement date, the redemption request may be deemed rejected. Investors should be aware that the deadline for such transfers of shares through the DTC Facilities may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC Facilities by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the transfer agent shall notify the fund and the fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by a fund generally will be made within two Business Days (i.e., “T+2”). Each fund reserves the right to settle redemption transactions later than T+2 but by T+7 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
In the event that cash redemptions are permitted or required by the trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a fund, at or prior to 10 a.m., Eastern time on the prescribed settlement date, the transfer agent may accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage the trust may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered at such time as designated by the custodian, but no later than 10 a.m., Eastern time on the prescribed settlement date and shall be held by the fund’s custodian and marked-to-market daily. The fees of the fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement may permit a fund to purchase missing fund shares or acquire the Deposit Securities and the Cash Amount underlying such shares, and may subject the Authorized Participant to liability for any shortfall between the cost of the fund acquiring such shares, the Deposit Securities or Cash Amount and the value of the cash collateral including, without limitation, liability for related brokerage and other charges.
Because the portfolio securities of a fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the fund, shareholders may not be able to redeem their shares of the fund, or purchase or sell shares of the fund on the Listing Exchange on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to a fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Service Providers
The funds have no employees. To conduct the funds’ day-to-day activities, the trust has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.
ACIM and ACS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Investment Advisor
ACIM serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management. The Advisor will oversee the effectiveness of the funds’ arbitrage mechanism. The Advisor will monitor the premiums or discounts between the market prices and NAVs of a fund’s shares and the bid/ask spreads for the fund’s shares on a daily basis at the end of each Business Day.
For services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. The management fee schedules for the funds appear below.

Fund	Management Fee Rate
American Century Focused Dynamic Growth ETF	0.45%
American Century Focused Large Cap Value ETF	0.42%
On each calendar day, each fund accrues a management fee that is equal to the fund’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the fund divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.
The management agreement between the trust and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:
(1)either the funds’ Board of Trustees, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act); and
(2)the vote of a majority of the trustees of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.
The management agreement states that the funds’ Board of Trustees or a majority of the outstanding voting securities of each fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.
The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
The management agreement also provides that the advisor and its officers, trustees and employees may engage in other business, render services to others, and devote time and attention to any other business, whether of a similar or dissimilar nature.
Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.
Unified management fees incurred by each fund for the fiscal periods ended August 31, 2022, 2021 and 2020 are indicated in the following table.

Unified Management Fees
Fund	2022	2021	2020
American Century Focused Dynamic Growth ETF	$785,114	$970,529	$172,605[1]
American Century Focused Large Cap Value ETF	$962,439	$783,649	$88,845[1]
1     For the period March 31, 2020, the fund’s inception date, to August 31, 2020.
Portfolio Managers
Accounts Managed
The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Accounts Managed (As of August 31, 2022)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Rene P. Casis	Number of Accounts	13	0	3
	Assets	$1.3 billion[1]	$0	$278.4 million
Henry He	Number of Accounts	2	3	4
	Assets	$1.7 billion[2]	$244.9 million	$1.4 billion
Adam Krenn	Number of Accounts	7	0	1
	Assets	$5.1 billion[3]	$0	$571.2 thousand
Keith Lee	Number of Accounts	6	3	5
	Assets	$22.7 billion[2]	$334.8 million	$1.6 billion
Michael Li	Number of Accounts	7	4	9
	Assets	$22.8 billion[2]	$340.5 million	$3.7 billion
Michael Liss	Number of Accounts	18	6	10
	Assets	$29.7 billion[3]	$4.1 billion	$1.7 billion
Phillip Sundell	Number of Accounts	9	1	2
	Assets	$8.2 billion[3]	$16.1 million	$384.4 million
Kevin Toney	Number of Accounts	18	6	10
	Assets	$29.7 billion[3]	$4.1 billion	$1.7 billion
Brian Woglom	Number of Accounts	22	4	9
	Assets	$31.1 billion[3]	$2.9 billion	$1.7 billion

1    Includes $140.3 million in American Century Focused Dynamic Growth ETF and $213.8 million in American Century Focused Large Cap Value ETF.
2    Includes $140.3 million in American Century Focused Dynamic Growth ETF.
3    Includes $213.8 million in American Century Focused Large Cap Value ETF.
Potential Conflicts of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of the date of this SAI, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.
Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century Investments mutual funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of the portfolio managers’ bonuses may be discretionary and may be tied to factors such as management of ETFs, profitability or individual performance goals, such as research projects and/or the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments funds in which the portfolio manager chooses to invest them.
Ownership of Securities
The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of August 31, 2022, the fund’s most recent fiscal year end.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Focused Dynamic Growth ETF
Rene P. Casis	C
Henry He	A
Keith Lee	A
Michael Li	A
American Century Focused Large Cap Value ETF
Rene P. Casis	C
Adam Krenn	E
Michael Liss	A
Phillip Sundell	A
Kevin Toney	A
Brian Woglom	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000
Transfer Agent
State Street Bank and Trust Company, a Massachusetts trust company (the transfer agent), 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as transfer agent and dividend-paying agent for the funds under a Transfer Agency and Service Agreement with the funds. The transfer agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of creation units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) maintain required books and records; and (vi) perform other customary services of a transfer agent and dividend disbursing agent for an exchange traded fund. Under its investment management agreement, the advisor has contractually assumed the funds’ obligation to pay the expenses of the transfer agent. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 23.
Administrator
American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as fund administrator for the funds. The administrator has undertaken to perform some or all of the following services: (i) providing office facilities and furnishing corporate officers for the trust; (ii) monitoring compliance with federal tax and securities law; (iii) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual, monitoring and payment of the trust’s bills, preparing monthly reconciliation of the of the trust’s expense records, updating projections of annual expenses, preparing material for review by the Board of Trustees and compliance testing; (iv) maintaining the trust’s books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; and (ix) preparing and filing the trust’s federal and state tax returns (other than those required to be filed by the trust’s custodian and transfer agent) and providing shareholder tax information to the trust’s transfer agent. The advisor has contractually assumed the funds’ obligation to pay the expenses of the administrator. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 23.
Sub-Administrator
The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (the sub-administrator) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays the sub-administrator a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by the sub-administrator. ACS does pay the sub-administrator for some additional services on a per fund basis.
Distributor
Foreside Fund Services, LLC (the distributor) is the distributor (also known as principal underwriter) of the shares of the funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The distributor is not affiliated with the advisor or its affiliates.
Shares are continuously offered for sale by the funds through the distributor only in Creation Units as described in each fund’s prospectus and above in Creation and Redemption of Creation Units. Fund shares in amounts less than Creation Units are generally not distributed by the distributor. The distributor will arrange for the delivery of the prospectus and, upon request, this SAI to Authorized Participants that have entered into an Authorized Participation Agreement with the distributor.
The advisor pays the distributor a fee for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 23. The distributor does not earn commissions for distributing the funds’ shares.
Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases and redemptions, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services.
Distribution and Service (12b-1) Fees
The board has adopted a plan pursuant to Rule 12b-1 for the funds. However, no Rule 12b-1 plan fee is currently charged to the funds, and there are no plans in place to impose a Rule 12b-1 plan fee. The plan, if implemented, is designed to benefit each fund and its shareholders. The plan is expected to, among other things, increase advertising of the funds, encourage purchases of fund shares and service to its shareholders, and increase or maintain assets of the funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the fund is useful in managing the fund because the advisor has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.
Under the plan, the funds pay the distributor or others for the expenses of activities that are primarily intended to sell shares of the funds. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a fund, the distributor or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are “eligible expenses.” Such payments would be fixed and not based on expenses incurred by the distributor.

In addition to the payments that the distributor or others are entitled to under the plan, the plan also provides that to the extent a fund, the advisor or the distributor or other parties on behalf of the fund, the advisor or the distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act, then such payments shall be deemed to have been made pursuant to the plan.
To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.
The distributor must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plan should be continued.
The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.
Custodian Bank
State Street Bank and Trust Company (the custodian), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities under a Master Custodian Agreement with the trust. Foreign securities, if any, are held by foreign banks participating in a network coordinated by the custodian. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodian and may purchase or sell certain securities from or to the custodian.
Securities Lending Agent
State Street Bank and Trust Company (SSB) serves as securities lending agent for the funds pursuant to a Securities Lending Administration Agreement with the advisor. The following table provides the amounts of income and fees/compensation related to the funds’ securities lending activities during the fiscal year ended August 31, 2022:

	American Century Focused Dynamic Growth ETF	American Century Focused Large Cap Value ETF
Gross income from securities lending activities	$85	$8,067
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$8	$246
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2	$131
Administrative fees not included in the revenue split	$0	$0
Indemnification fee not included in the revenue split	$0	$0
Rebate (paid to borrower)	$0	$5,459
Other fees not included in revenue split	$0	$0
Aggregate fees/compensation for securities lending activities	$11	$5,836
Net income from securities lending activities	$74	$2,231
As the funds’ securities lending agent, SSB is expected to locate borrowers for fund securities, execute loans of portfolio securities pursuant to terms and parameters defined by the advisor and the Board of Trustees, monitor the daily value of the loaned securities and collateral, require additional collateral as necessary, manage cash collateral, and provide certain limited recordkeeping and accounting services.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including auditing the annual financial statements and financial highlights for each fund.

Brokerage Allocation
The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).
Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:
•applicable commission rates and other transaction costs charged by the broker-dealer
•value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)
•timeliness of the broker-dealer’s trade executions
•efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•broker-dealer’s ability to provide data on securities executions
•financial condition of the broker-dealer
•the quality of the overall brokerage and customer service provided by the broker-dealer
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.
On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:
•rates quoted by broker-dealers
•the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•the ability of a broker-dealer to execute large trades while minimizing market impact
•the complexity of a particular transaction
•the nature and character of the markets on which a particular trade takes place
•the level and type of business done with a particular firm over a period of time
•the ability of a broker-dealer to provide anonymity while executing trades
•historical commission rates
•rates that other institutional investors are paying, based on publicly available information
The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.
Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a periodic basis, members of the advisor’s portfolio management team assess the quality and value of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The results of the periodic assessments are used to add or remove brokers from the approved brokers list, if needed, and to set research budgets for the following period. Execution-only brokers are used where deemed appropriate.
To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the funds will require such broker-dealer to achieve execution at a price that is at least as favorable to the fund as the value of such securities used to calculate the fund’s NAV. The broker-dealer will be required to reimburse the funds if the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold exceeds the value of such securities used to calculate a fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by the Advisor in its sole discretion.
In the fiscal periods ended August 31, 2022, 2021 and 2020, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2022	2021	2020
American Century Focused Dynamic Growth ETF	$14,025	$13,393	$5,720[1]
American Century Focused Large Cap Value ETF	$14,747	$27,088	$9,333[1]
1     For the period March 31, 2020, the fund’s inception date, to August 31, 2020.
Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors.
Regular Broker-Dealers
As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act) or of their parent companies.

Fund	Broker, Dealer or Parent	Value of Securities Owned as of August 31, 2022
American Century Focused Dynamic Growth ETF	None
American Century Focused Large Cap Value ETF	JPMorgan Chase & Co.	$5,956,040
Information About Fund Shares
Each of the funds named on the front of this statement of additional information is a series of shares issued by the trust, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. Additional funds and classes may be added without a shareholder vote. Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the trust’s (all funds’) outstanding shares may be able to elect a Board of Trustees. The trust undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment.The election of trustees is determined by the votes received from all the trust’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.
The assets belonging to each series are held separately by the custodian, and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.
Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.
Valuation of a Fund’s Securities
The net asset value (NAV) for each fund is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.
Each fund’s NAV is calculated as of the close of regular trading on the New York Stock Exchange (the NYSE), each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.
Equity securities (including exchange-traded funds) and other equity instruments for which market quotations are readily available are valued at the last reported official closing price or sale price as of the time of valuation. Futures contracts are generally valued at the settlement price as provided by the exchange or clearing corporation. Portfolio securities primarily traded on foreign securities exchanges that are open later than the NYSE are valued at the last sale price reported at the time the NAV is determined.
Trading in securities on European and Asian securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. Model-derived fair value factors may be applied to the market quotations of certain foreign equity securities whose last closing price was before the time the NAV was determined. Factors are based on observable market data and are generally provided by an independent pricing service. Such factors are designed to estimate the price of the foreign equity security that would have prevailed at the time the NAV is determined.
Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ NAVs are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.
When market quotations are not readily available or are believed by the valuation designee to be unreliable, securities and other assets are valued at fair value as determined in accordance with its policies and procedures.
Debt securities and swap agreements are generally valued using evaluated prices obtained from approved independent pricing services or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with the valuation policies and procedures.
Pricing services will generally provide evaluated prices based on accepted industry conventions, which may require the pricing service to exercise its own discretion. Evaluated prices are commonly derived through utilization of market models that take into consideration various market factors, assumptions, and security characteristics including, but not limited to; trade data, quotations from broker-dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities and other relevant security-specific information. Pricing services may exercise discretion including, but not limited to; selecting and designing the valuation methodology, determining the source and relevance of inputs and assumptions, and assessing price challenges received from its clients. Pricing services may provide prices when market quotations are not available or when certain pricing inputs may be stale. The use of different models or inputs may result in pricing services determining a different price for the same security. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size but may consider trades of smaller sizes in their models. The fund may hold or transact in such securities in smaller lot sizes, sometimes referred to as “odd-lots.” Securities may trade at different prices when transacted in different lot sizes. The methods used by the pricing services and the valuations so established are reviewed by the valuation designee under the oversight of the Board of Trustees.
There are a number of pricing services available, and the valuation designee, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.
Securities maturing within 60 days of the valuation date may also be valued at cost, plus or minus any amortized discount or premium, unless it is determined, based on established guidelines and procedures, that this would not result in fair valuation of a given security. Other assets and securities for which market quotations or the methods described above are not readily available are valued in good faith in accordance with the valuation designee’s procedures.
The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security.
Taxes
Federal Income Taxes
Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs generally are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors each year. If a fund were not eligible to be treated as a RIC, it would be liable for taxes at the fund level on all of its income, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. Under certain circumstances, the Code allows funds to cure deficiencies that would otherwise result in the loss of RIC status, including by paying a fund-level tax.
To qualify as a RIC, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.
A fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies), swaps and short sales will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses or accelerate fund gains, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements of the Code for relief from income and excise taxes. A fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to these transactions.
A fund’s investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.
If a fund purchases the securities of certain foreign investment entities called passive foreign investment companies (PFIC), capital gains on the sale of those holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to the fund.  To avoid such tax and interest, the fund may elect to treat PFICs as sold on the last day of its fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the fund. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the fund’s ability to offset capital gains with those losses.
As of August 31, 2022, the funds in the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset. The Regulated Investment Company Modernization Act of 2010 allows the funds to carry forward capital losses incurred in future taxable years for an unlimited period.

Fund	Unlimited
American Century Focused Dynamic Growth ETF	(18,482,506)
American Century Focused Large Cap Value ETF	—
If you have not complied with certain provisions of the Internal Revenue Code and Regulations, federal law may require withholding and remission to the IRS at the applicable federal withholding rate on reportable payments (which may include dividends, capital gains distributions and proceeds from the sale of fund shares). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS.
If fund shares are purchased through taxable accounts, distributions either of cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the same rate as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends received deduction when distributed to corporate shareholders to the extent that the fund held those shares for more than 45 days.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Distributions from gains on assets held by a fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.
Each fund may use the “equalization method” of accounting to allocate a portion of its earnings and profits to redemption proceeds. Although using this method generally will not affect a fund’s total returns, it may reduce the amount that a fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of fund shares on fund distributions to shareholders.
A sale of shares of a fund will be a taxable transaction for federal income tax purposes, and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the sale of fund shares, the reinvestment in additional fund shares within 30 days before or after the sale may be subject to the “wash sale” rules of the Code, postponing the recognition of such loss for federal income tax purposes.
A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends and capital gains, provided you meet specified income levels. This tax is not imposed on tax-exempt interest.

Any non-U.S. investors in the funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A fund may, under certain circumstances, report all or a portion of a dividend as an interest-related dividend or a short-term capital gain dividend, which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. To qualify for an exemption from the backup withholding described above, the foreign shareholder must comply with special certification and filing requirements.
Creations and Redemptions of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The funds have the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to sections 351 and 362 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
State and Local Taxes
Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of those distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most, but not all, states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of these distributions in your own state.
The information above is only a summary of some of the tax considerations affecting the funds and their U.S. shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

Financial Statements
The funds’ financial statements and financial highlights for the fiscal year ended August 31, 2022 have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the annual reports of each of these funds for the fiscal year ended August 31, 2022, are incorporated herein by reference.

Appendix A — Principal Shareholders
The table below shows the names, addresses, and percentage ownership of each DTC Participant that owns of record 5% or more of the outstanding shares of the funds, as of November 30, 2022. Except where otherwise noted, the funds do not have information concerning the beneficial ownership of accounts held in the names of DTC Participants.

Fund	Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Focused Dynamic Growth ETF
	State Street Bank and Trust Company North Quincy, MA Includes 22.63% beneficially owned by Strategic Allocation: Aggressive Fund, and 15.21% beneficially owned by Strategic Allocation: Moderate Fund.	41%
	Pershing LLC Jersey City, NJ	24%
	TD Ameritrade Clearing, Inc. Omaha, NE	12%
	National Financial Services LLC New York, NY	10%
	Charles Schwab & Co., Inc. San Francisco, CA	8%
American Century Focused Large Cap Value ETF
	State Street Bank and Trust Company North Quincy, MA Includes 18.19% beneficially owned by Strategic Allocation: Aggressive Fund, and 12.27% beneficially owned by Strategic Allocation: Moderate Fund.	33%
	Pershing LLC Jersey City, NJ	22%
	Charles Schwab & Co., Inc. San Francisco, CA	21%
	TD Ameritrade Clearing, Inc. Omaha, NE	13%
	National Financial Services LLC New York, NY	7%
A shareholder owning beneficially more than 25% of the trust’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Although Charles Schwab & Co Inc, San Francisco, California, is the record owner of more than 25% of the shares of the trust, it is not a control person because it is not the beneficial owner of such shares. As of November 30, 2022, the officers and trustees of the funds, as a group, owned less than 1% of a fund’s outstanding shares.
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Appendix B — Proxy Voting Policies
American Century Investment Management, Inc. (Advisor) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.Specific Proxy Matters
1.    Routine Matters
a.    Election of Trustees
(1)    Generally. The Advisor will generally support the election of trustees that result in a board made up of a majority of independent trustees. In general, the Advisor will vote in favor of management’s trustee nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of trustees and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning trustee nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
(2)    Committee Service. The Advisor will withhold votes for non-independent trustees who serve on the audit, compensation, and/or nominating committees of the board.
(3)    Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.
(4)    Majority Independent Board. The Advisor will support proposals calling for a majority of independent trustees on a board. The Advisor believes that a majority of independent trustees can help to facilitate objective decision making and enhances accountability to shareholders.
(5)    Majority Vote Standard for Trustee Elections. The Advisor will vote in favor of proposals calling for trustees to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a trustee resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent trustee fails to receive the support of the majority of the votes cast in an uncontested election.
(6)    Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for trustees where such actions will advance the principles set forth in paragraphs (1) through (5) above.
b.    Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there
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is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
2.    Compensation Matters
a.    Executive Compensation
(1)    Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
(2)    Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
b.    Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);
•Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
•Establish restriction periods shorter than three years for restricted stock grants;
•Do not reasonably associate awards to performance of the company; or
•Are excessively dilutive to the company.
3.    Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a.    Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.    Staggered Board
If a company has a “staggered board,” its trustees are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and
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direction to the board of trustees, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of trustees serving on staggered boards.
c.    “Blank Check” Preferred Stock
Blank check preferred stock gives the board of trustees the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.    Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.    Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.    Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.
g.    “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.    “Fair Price” Amendments
This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
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i.    Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.    Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.    Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l.    Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that trustees can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m.    Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n.    Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4.    Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each
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account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5.    Other Matters
a.    Proposals Involving Environmental, Social, and Governance (ESG) Matters
The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b.    Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.    Indemnification
The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and trustees in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified trustees. The adoption of such proposals appears to have little effect on share value.
d.    Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.    Trustee Tenure
These proposals ask that age and term restrictions be placed on the board of trustees. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.    Trustees’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for trustees, and the Advisor will generally vote for trustee stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g.    Trustee Share Ownership
The Advisor will generally vote against shareholder proposals which would require trustees to hold a minimum number of the company’s shares to serve on the Board of Trustees, in the belief that such ownership should be at the discretion of Board members.
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h.    Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g., staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.
D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent trustees of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible where American Century funds are the only shareholders, the shares of the underlying fund will be voted in the same proportion as the vote of the shareholders of a corresponding American Century policy portfolio for proposals common to both funds. In the case where there is no policy portfolio or the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent trustees.
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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.
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Notes
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American Century Investments americancenturyetfs.com
Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 833-ACI-ETFS

Investment Company Act File No. 811-23305
CL-SAI-95869 2310
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